                                                                 Exhibit 10.3.12

                             AMENDMENT NO. 1 TO THE
                              AMENDED AND RESTATED
                       POWER PURCHASE AND SALES AGREEMENT
                                     BETWEEN
                                 MAMMOTH PACIFIC
                                       AND
                       SOUTHERN CALIFORNIA EDISON COMPANY

              1.  PARTIES

              The Parties to this Amendment No. 1 to the Amended and Restated
Power Purchase and Sales Agreement between Mammoth Pacific and Southern
California Edison Company, executed on December 2, 1986 ("Contract") are Mammoth
Pacific, L.P., a California limited partnership ("Seller") and Southern
California Edison Company ("Edison") referred to individually as "Party" and collectively as "Parties."

              2.  RECITALS

              This Amendment No. 1 is made with reference to the following facts, among others:

              2.1 On December 2, 1986, Mammoth-Pacific and Edison executed the
Contract which supersedes and replaces, in all terms and conditions, the original Mammoth Binary Power Purchase and Sales Agreement executed on October
20, 1983, assigned to Mammoth Pacific on October 20, 1983, and Amendment No. 1
thereto, executed on December 30, 1983.

              2.2 On January 29, 1990, Mammoth Pacific assigned its right, title, and interest in the Contract to Seller. Edison consented to this assignment on January 26, 1990. As a condition of this assignment, Mammoth
Pacific repaid to Edison the dollar equivalent of the accrued MWh Credit balance, pursuant to the terms and conditions of the Contract, on January 30,
1990.

              2.3 The Parties desire to amend the Contract to delete references to the MWh Credit balance since this obligation has been discharged.

              3.  AGREEMENT

              The Parties agree to amend the Contract as follows:

              3.1  Section 1.1 is amended to read as follows:

              "1.1 The Parties to this Amended and Restated Power Purchase and
Sales Agreement are: Mammoth Pacific, L.P. ("Seller"), a California limited partnership, and Southern California Edison Company ("Edison"), a California
corporation, individually "Party", and collectively, "Parties.""

              3.2 Section 2.2 is amended to read as follows:

              "2.2 This Amended and Restated Power Purchase and Sales Agreement
provides for the following revisions, among others; restructuring of payment provisions for energy and capacity purchased by Edison, providing additional financial security to Edison and outlining Seller's option to supply power from the Generating Facility for operation of the Geothermal Facility and the
Generating Facility;"

              3.3  Section 13.4 is amended to read as follows:

              "13.4 If Seller sells or otherwise conveys any interest in the project and/or Geothermal Facilities, Seller shall pay immediately to Edison any monies then due Edison hereunder."

              3.4  Section 14.2 is amended to read as follows:

              "14.2 If Seller abandons the Project and Geothermal Facilities during the term of this Agreement, Edison, or any Edison subsidiary or affiliate designated by Edison in its sole discretion, shall have the first right to purchase the Project and Geothermal Facilities at their fair market value."

              3.5  Section 14.4 is amended to read as follows:

              "14.4 If Seller abandons the Project, Seller shall immediately repay to Edison any monies then due Edison hereunder."

              3.6  Section 15 is amended to read as follows:

              "15.  AGREEMENT PRICE AND BASE CAPACITY PRICE ADJUSTMENTS:"

              3.7  Section 15.2 is amended to read as follows:

              "15.2  MWh Credit Accumulation

              As of September 12, 1986, the accrued MWh Credit shall be fixed and recalculated from the Date of Firm Operation through September 12, 1986, which shall be deemed to be 34,642 MWh. In conjunction with the assignment of the Contract on

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January 29, 1990, the accrued MWh Credit balance shall be converted to dollars which shall be deemed to be $1,157,894.99 and shall be repaid to Edison on
January 30, l990, thus discharging all obligation of the Seller with regard to the accrued MWh Credit."

              3.8  Section 15.3.1 is amended to read as follows:

              "15.3.1 Coincident with the effective date of this Amended and
Restated Power Purchase and Sales Agreement, Seller shall provide and maintain security in the amount of $1.3 million in the form of a letter of credit or corporate guarantee from Pacific Energy, reasonably satisfactory to Edison, which shall insure payment to Edison of the energy payment refund and/or other monies as set forth herein. Seller shall provide Edison with certificates evidencing Seller's compliance with the security requirements in this section."

              3.9  Section 15.3.5 is amended to read as follows:

              "15.3.5 The security contemplated herein may be reduced at
Seller's option in accordance with the following criteria:

              A. Security for the energy payment refund may be reduced by the amount of energy payment refund paid to Edison under the terms of this
Agreement."

              3.10  Section 15.4 is amended to read as follows:

              "15.4  MWh Credit Repayment

              The accrued MWh Credit shall be deemed to be repaid to Edison effective as of January 30, 1990."

              3.11  Section 22 is amended to read as follows:

              "22.  Security:

              22.1 Pursuant to the repayment of the accrued MWh Credit, as set forth herein, Edison's lien and security interest in the Project and Geothermal
Facilities shall be reconveyed to Seller effective as of January 30, 1990.

              22.2 Pursuant to the repayment of the accrued MWh Credit, as set forth herein, Edison's lien evidenced by a Deed of Trust, Assignment of Rents, and Security Agreement shall be reconveyed to Seller effective as of January 30,
1990."

              3.12  Section 24.2 is amended to read as follows:

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              "24.2 Seller may not sell, transfer, assign, convey, or further encumber any interest in the Agreement or in the Project or in the Geothermal
Facilities or leasehold interest or any interest in the Magma Lease unless it promptly repays Edison any monies then due Edison."

              3.13  Section 31.1 is amended to read as follows:

              "31.1 Except as otherwise specifically provided herein, any demand, notice, or request from one Party to the other, shall be given in writing and shall be deemed properly given, if delivered in person or sent by registered or certified mail to the persons specified below:

              Southern California Edison Company
              2244 Walnut Grove Avenue
              Post Office Box 800
              Rosemead, CA  91770
              Attention:  Secretary

              Mammoth Pacific, L.P.
              6055 E. Washington Blvd.
              Commerce, CA  90040
              Attention:  President, Pacific Geothermal Company."

              3.14 Exhibit B; "Deed of trust, Assignment of Rents and Security
Agreement" is deleted in its entirety.

              3.15  Exhibit C; "Financing Statement" is deleted in its entirety.

              3.16 Exhibit G; "Guaranty Agreement" is deleted and replaced with the attached "Guaranty Agreement" dated January 23, 1990.

              4.  OTHER CONTRACT TERMS AND CONDITIONS

              Except as amended herein, all terms, covenants, and conditions contained in the Contract shall train in full force and effect.

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              5.  SIGNATURE CLAUSE

              The signatories hereto represent that they have been appropriately authorized to enter into this Amendment No. 1 on behalf of the Party for whom they sign. This Amendment No. 1 is hereby executed as of this 18th day of May,
1990.

                                            SOUTHERN CALIFORNIA EDISON COMPANY

                                            By /s/ Robert Dietch
                                               ---------------------------------
                                               Robert Dietch
                                               Vice President

                                            MAMMOTH PACIFIC, L. P.

                                            By /s/ Claude Harvey
                                               ---------------------------------
                                            Name  Claude Harvey
                                            Title Sr. Vice President

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